Investor Presentation 2024 Q3 Earnings | November 2024 NASDAQ: LMB

NASDAQ: LMB | 2 We make forward-looking statements in this presentation within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to expectations or forecasts for future events, including, without limitation, the execution of the Company’s long-term strategic roadmap and Limbach 3.0. These statements may be preceded by, followed by or include the words “may,” “might,” “will,” “will likely result,” “should,” “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “continue,” “target, ” “scenario” or similar expressions. These forward-looking statements are based on information available to us as of the date they were made and involve a number of risks and uncertainties which may cause them to turn out to be wrong. Some of these risks and uncertainties may in the future be amplified by the COVID-19 outbreak and there may be additional risks that we consider immaterial, or which are unknown. Accordingly, forward-looking statements should not be relied upon as representing our views as of any subsequent date, and we do not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. As a result of a number of known and unknown risks and uncertainties, our actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Please refer to our most recent annual report on Form 10-K, as well as our subsequent filings on Form 10-Q and Form 8-K, which are available on the SEC’s website (www.sec.gov), for a full discussion of the risks and other factors that may impact any forward-looking statements in this presentation. Forward Looking Statements

Limbach is a leading building systems solutions firm specializing in revitalizing mission-critical mechanical/HVAC, electrical, and plumbing infrastructure within existing buildings. NASDAQ: LMB | 3

NASDAQ: LMB | 4 Limbach At-A-Glance WHO WE ARE WHO WE PARTNER WITH 1,300 TEAM MEMBERS Our people make a critical difference by fostering sustainable development, and improving the environments in which we operate. We partner with Building Owners with Mission-Critical MEP Infrastructure OUR FOCUS & IMPACT 19 BRANCH LOCATIONS Healthcare Data Centers Higher Education Industrial & Manufacturing Life Science Cultural & Entertainment A building systems solutions firm with expertise in mechanical, electrical, and plumbing systems.

NASDAQ: LMB | 5 Transforming Into a Building Systems Solutions Firm Transforming into a building systems solutions firm, where we extend our expertise beyond MEP systems to deliver turnkey solutions that expand our current offerings, with a tailored focus on revitalizing mission-critical infrastructure in existing buildings. INTRUSION DETECTION INDUSTRIAL & MEDICAL GASES EQUIPMENT INDOOR AIR QUALITY SERVICES DIGITAL VIDEO & SECURITY SYSTEMS (ESS) ENVIRONMENTAL CONTROL & MONITORING ENERGY MANAGEMENT & UTILITY MONITORING WATER MANAGEMENT MOBILITY & VERTICAL TRANSPORTATION MECHANICAL, ELECTRICAL, PLUMBING (MEP) LIGHTING CONTROL AND RETROFIT FIRE DETECTION AND ALARM SECURITY AND ACCESS CONTROL SMOKE CONTROL Building Systems Solutions Firm Providing Solutions for Mission-Critical Building Systems

NASDAQ: LMB | 6 Carving our own path to lessen the impact of macroeconomic trends Mission-critical facilities where operations must remain online Flexibility in budgets, catering to customer needs spanning both Operating Expense and Capital Project budgets Durable demand, we partner with top customers with competitive positioning and market growth Our Key Markets - Focused on Mission Critical Markets with Durable Demand Healthcare Data Centers Higher Education Industrial & Manufacturing Life Sciences Cultural & Entertainment

NASDAQ: LMB | 7 Limbach Combines Best-in-Class Attributes of Key Verticals While the markets we serve has competition at various levels, Limbach has combined the best aspects of each in this space, enabling us to be the one-stop-shop for building owners to maximize their investment of their mission-critical assets. GC = General Contractor CM = Construction Manager Example of Firms: Typical Clients: Custom Engineered Solutions: In-House Craft/Field Expertise: Equipment/ Platform Agnostic: Vertical Market Discipline: Specialty Contractors GC/CM Consulting & Engineering Firms Building Owners OEM Firms Building Owners Specialty Contractors Property Managers Building Owners Full-Life Cycle Capability Firm Building Owners GC/CM

NASDAQ: LMB | 8 Two Operating Segments - ODR and GCR GCR projects are characterized as having a solution in place therefore are more likely to be procured through a competitive bid process • Most E&C peers are focused on large construction, working for General Contractors • Tends to be more cyclical and dependent on macroeconomic conditions • Production labor dependent & longer schedules making it more difficult to pass along inflationary costs • GCR Quarterly Gross Margin FY 2023: ○ Q1: 16.6% ○ Q2: 17.1% ○ Q3: 19.3% ○ Q4: 15.0% ODR work is driven by developing and proposing customized solutions that are developed from our vast knowledge of the facilities, where competing firms are challenged to provide solutions • Includes reocurring revenue from service and maintenance contracts • Better cash position by being in a direct payment relationship with owner vs. indirect • Shorter schedules and increased number of transactions • ODR Quarterly Gross Margin FY 2023: ○ Q1: 27.1% ○ Q2: 29.3% ○ Q3: 29.3% ○ Q4: 30.1% Overarching Goal: Maximized Risk Adjusted Returns Owner Direct Relationships (“ODR”) Existing Buildings General Contractor Relationships (“GCR”) New Construction

NASDAQ: LMB | 9 Focused on Growth Three Pillar Approach to Scale the Business: Organic Segment Revenue Percentage Mix Shift Margin Expansion Through Evolved Offerings Scale Through Acquisitions Full Transition to Achieving Optimal Higher Margin Mix Transformation from Contractor to OEM Margins Grow Footprint and Building Owner Market Share GCR 30-35% ODR 65-70% 1. Geographic Footprint Expansion & Tuck-In Acquisitions to strengthen market share & footprint 2. Expanded Offerings & Services On-Demand Infrastructure Support Energy, Carbon, & Data Professional Consultative Services Traditional Speciality Contractor Services GCR 50% ODR 50% GCR ~20% ODR ~80% 2023 2024 Beyond 2024* *Projected

NASDAQ: LMB | 10 Pillar #1 - Performance Due to Mix Shift Over the period from FY 2019 – FY 2023, Gross Margin has expanded nearly 1,010 bps to 23.1% This has enabled us to drive Adjusted EBITDA Margin1 more than 3x from 3.0% to 9.1% ODR Rev. % 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% G ro ss M ar gi n / A dj us te d EB IT D A M ar gi n O D R R evenue Percentage 1. See Adjusted EBITDA margin calculation and non-GAAP reconciliation on slide 27.

NASDAQ: LMB | 11 Pillar #1 – Organic Segment Mix Shift To Achieve Maximized Returns 21% Segment Mix Shift Projection 2019 79% 2024 65- 70% 30- 35% 2023 51%49% Beyond 2024 ~80% ~20% Challenging Industry Paradigms; Bigger isn’t Better GCR work is less sales focused, dependent on production field craft and operations staff ODR work consists of multiple transactions with heavier focus on sales and account management Limbach is creating a customer-centric culture focused on our top accounts Building relationships requires consistent effort, and creates reoccurring revenue GCR work carries greater risk, amplifies with onset of inflation. ODR work maintains stability and resilience amidst changing macroeconomic conditions. GCR Revenue ODR Revenue

NASDAQ: LMB | 12 Total Revenue Pillar #1 – Total Revenue is Static, but Higher Margin ODR Revenue is Growing Total Revenue is down 6.7% from 2019 ODR Revenue CAGR of 19.3% for 2019 to 2023 period Total revenue growth projected once optimal higher margin mix shift is optimized ODR Revenue $568.2M $127.2M $490.4M $140.3M $496.8M $216.4M $516.4M $262.0M $553.3M $115.1M 2019 2020 2021 2022 2023

NASDAQ: LMB | 13 Pillar #2 - Expanded Margins through Evolved LMB Offerings LMB 2023 Offerings: Evolved LMB Offerings: Mechanical Contractor Building Systems Solutions Firm Competitive Lump Sum Bidding Design-Assist Design-Build Performance Contracting Maintenance Contracts Spot Work Water Treatment Automated Temp. Controls Special Projects G C R O D R On-Demand Facility Services Critical System Repairs Data Driven Solutions Maintenance & Operations MEP Infrastructure Projects Equipment Upgrades & Products Professional Consultative Services Building Automation Upgrades Energy Efficiency Upgrades Decarbonization Initiatives O D R 2024 Current Focus 2025 Projected Focus 2026 Projected Focus

NASDAQ: LMB | 14 Pillar #2 - Expanded Margins through Evolved LMB Offerings On-Demand Services (Rental Equip.) Critical System Repairs Data Driven Solutions Maintenance & Operations MEP Infrastructure Projects Equipment Upgrades & Products Professional Consultative Services Building Automation Upgrades Energy Efficiency Upgrades Decarbonization Initiatives Evolved LMB Offerings: Customer Value: Mission-critical building systems solutions support providing best-in-class options for long- and short-term impacts Dedicated resources: onsite every day to become an extension of our customer’s staff, developing expertise in their systems Maximize returns on building assets by reducing costs and energy usage and meeting sustainability objectives Solutions that are optimized for the customer; not promoting a brand of equipment We believe that being an indispensable partner to customers leads to long-term relationships generating consistent, reoccurring revenue, attractive margins and opportunities to grow the business with the customer Expertise to provide customized solutions

NASDAQ: LMB | 15 Pillar #2 - What We Do - Catering to Customer Needs & Budgets Operating Expense Professional ServicesCapital Projects On-Demand Services Maintenance & Operations Critical System Repairs Equipment Upgrades Rental Equipment Data Driven Solutions (CMMS, Insights, Asset Management) Mechanical Infrastructure Projects Energy Efficiency Upgrades Decarbonization Initiatives Building Automation Upgrades Consultative Services Facility Assessments

NASDAQ: LMB | 16 Limbach Location States with branch locations and potential tuck-in opportunity Potential new geographies for acquisitions Pillar #3 - Current & Target Geographies Tuck-In Acquisition Criteria ❑ Total Annual Revenue: $10-15M w/80%+ ODR Revenue ❑ +15% YoY ODR Growth ❑ Focus on Gross Profit Quality & Account Resources ❑ Ex: New Geography Acquisition Criteria ❑ Total Annual Revenue: $25M-40M w/Strong ODR Mix ❑ Local Niche with Mature Building Owner Relationships ❑ Ex: Disciplined and focused M&A strategy comprises “Tuck-In” and “Expansion” acquisitions of companies with consistent and scalable business models

NASDAQ: LMB | 17 Acquisition Value Creation Philosophy Value Creation Process: Reduction of Fixed Costs Common Organizational Structure Gross Profit Benchmarking Risk Management Tools Establish Account Focus Deploy On-Site Account Managers Evolved LMB Offerings Roll Out Fully Built out Account Teams 1. 2. 3. 4. 5. 6. 7. 8. Characteristics We Seek: Cultural Fit Alignment with our values and “we care” culture Niche Specialized expertise in our core vertical markets Building Owner Customers Commitment to building long-term relationships with Building Owners Our acquisition strategy prioritizes alignment and specialized value, ensuring that each partnership enhances our culture and niche, with a prioritized focus on building owner relationships while following a proven value creation process to drive growth and long-term impact. 1. 2. 3.

NASDAQ: LMB | 18 Pillar #3 - Recent Tuck-In Transaction – Closed September 3, 2024 Total consideration paid by Limbach at closing was $15 million (subject to typical working capital adjustments), sourced from available cash, with performance-based, contingent earn-outs totaling $5 million. Limbach Kent Island expects to contribute on average $30 million in revenue and $4 million in EBITDA on a full year basis. We believe the combination of Kent Island Mechanical and our Mid-Atlantic operating unit will create a dominant mechanical systems solutions provider in the high growth, Mid-Atlantic region. Significant share of revenues are owner-direct in nature, dovetailing well with Limbach’s focus on expanding segment opportunities. Attractive Business Model: - Compelling Valuation & Structure Geographic Proximity: - Attractive Operating Footprint Supports ODR Strategy: - Increased ODR Exposure - Attractive Customer Base Capability Expansion: - Value Creation Opportunities - Emphasis on Healthcare Sector Other: - Cultural Fit M&A CRITERIA: Strong relationships with key customers in the local healthcare end market which will allow us to expand our local healthcare resume.

NASDAQ: LMB | 19 Pillar #3 - Recent New Geography Transaction – Closed November 1, 2023 Total consideration paid by Limbach at closing was $13.5 million (subject to typical working capital adjustments), sourced from available cash, with performance-based, contingent earn-outs totaling $6.5 million. Industrial Air expects to contribute on average $30 million in revenue and $4 million in EBITDA on a full year basis. Greensboro, NC location is strategically located. Significant share of revenues are owner-direct in nature, dovetailing well with Limbach’s focus on expanding segment opportunities. Attractive Business Model: - Compelling Valuation & Structure Geographic Proximity: - Attractive Operating Footprint Supports ODR Strategy: - Increased ODR Exposure - Attractive Customer Base Capability Expansion: - Value Creation Opportunities - Emphasis on Industrial Sector Other: - Cultural Fit - Tech Focused M&A CRITERIA: Strong relationships with key customers in industrial and manufacturing end markets. These key customers have multiple facilities across the eastern US.

NASDAQ: LMB | 20 Strong Balance Sheet and Disciplined Capital Allocation Strategy Balance Sheet to fund organic growth and acquisitions: Used $12.7M to fund the Kent Island Mechanical Acquisition in 3Q’24 Investment in expanding and evolving service offerings Strategic acquisitions – disciplined acquisition criteria Key Balance Sheet Items September 30, 20241 December 31, 20231 Cash and Cash Equivalents $51.2 $59.8 Current Assets $217.1 $217.0 Current Liabilities $138.2 $145.1 Working Capital $78.9 $71.9 Net (Over) / Under Billing2 $(12.8) $(12.7) Revolver $10.0 $10.0 Term Loan — — Financing Liability (Sale and Leaseback Transaction) $5.4 $5.4 Vehicle Finance Leases $8.1 $7.3 Total Debt $23.5 $22.7 Net Debt (Cash)3 $(27.7) $(37.1) Equity $142.2 $120.9 Dollars in millions. 1. See the Company’s quarterly report on Form 10-Q for the quarter ended September 30, 2024. 2. For the calculation of the Company’s net billing position, refer to Note 4 to the condensed consolidated financial statements within the Company’s quarterly report on Form 10-Q for the quarter ended September 30, 2024. 3.The Company's calculation of the Net Debt (Cash) position is Cash and Cash Equivalents minus Total Debt. Totals may not foot due to rounding.

NASDAQ: LMB | 21 Financial Goals 1. Reflects guidance issued by the Company on November 5th, 2024. This guidance speaks only as of this date and this presentation does not constitute confirmation or updating of guidance. Free cash flow is defined as cash flow from operating activities, less changes in working capital and capital expenditures (excluding investment in rental equipment). See slide 28 for the non-GAAP reconciliation of Free Cash Flow. 2024 Guidance1 $520M to $540M Total Revenue Mix Shift 65% to 70% ODR ODR Revenue Growth 29% to 44% Total Gross Margin 26% to 27% Adjusted EBITDA $60M to $63M Adj. EBITDA Margin 11% to 12% Continued Strong Cash Flow 70% of Adj. EBITDA = Free Cash Flow Revenue Gross Margin / Adj. EBITDA Cash

NASDAQ: LMB | 22 Investment Highlights `` Large Market Opportunity with Tailwinds for Sustained Growth `` Strong Balance Sheet and Capital Allocation Strategy `` Strategy Combines Organic Growth and Strategic Acquisitions `` Limiting Fixed Costs and Smaller Projects Provide Flexible Business Model `` Reoccurring, Mission Critical Revenue and Economically Resilient Business `` Compelling Customer Value Creates Competitive Advantage `` Diversified Customers and Markets `` Revitalizing Existing Infrastructure to Focus on Sustainability and Cost Efficiency

APPENDIX 23

NASDAQ: LMB | 24 Operating and Financial Update QTD 3Q’24 Performance Dollars in millions. Totals may not foot due to rounding. 1. See the Company’s quarterly report on Form 10-Q for the quarter ended September 30, 2024. 2. See slide 27 for Non-GAAP Reconciliation Table. Revenue1 $127.8 Adjusted EBITDA2 + 27.2%+ 4.8% Year-Over-Year Change Year-Over-Year Change $133.9 Gross Profit and (Margin)1 + 15.6% Year-Over-Year Change $31.2 (24.5%) $36.1 (27.0%) $93.0 $40.9 $65.8 $61.9 3Q’23 3Q’24 3Q’23 3Q’24 $29.6 $6.5 $12.0 3Q’23 3Q’24 $13.6 $17.3$19.3

NASDAQ: LMB | 25 Operating and Financial Update YTD 3Q’24 Performance Dollars in millions. Totals may not foot due to rounding. 1. See the Company’s quarterly report on Form 10-Q for the quarter ended September 30, 2024. 2. See slide 27 for Non-GAAP Reconciliation Table. Revenue1 $373.7 Adjusted EBITDA2 + 25.4%+ 0.4% Year-Over-Year Change Year-Over-Year Change $375.1 Gross Profit and (Margin)1 + 17.1% Year-Over-Year Change $86.0 (23.0%) $100.7 (26.8%) $250.0 $125.1 $183.3 $190.3 3Q’23 3Q’24 3Q’23 3Q’24 $77.2 $23.5 $33.6 3Q’23 3Q’24 $34.2 $42.9 $52.4

NASDAQ: LMB | 26 Sustainability at Limbach Reducing Energy & Operating Costs Revitalizing Existing Infrastructure ENERGY STAR® Partner Community Engagement Diversity & Inclusion Social Responsibility Hearts & Minds Comp & Benefits Packages Industry Accredited Training Sustainability at PLANET GOVERNANCE PE O PL E ● We champion employee health and safety through our Hearts & Minds program ● We offer competitive compensation and a range of benefits and programs ● Our dedication to employee growth was recognized with the APEX award from Training magazine in 2023 & 2024 ● We take great pride in contributing to the communities where we live and operate through our Hearts & Hands ERG ● Recently recognized by Newsweek as one of America’s Most Loved Workplaces and Best Practice Institute as a top place to work People: Empowering Our Team & Supporting Our Communities Planet: Revitalizing Existing Infrastructure ● Building MEP systems are a major source of carbon emissions ● Our focus: Enhancing energy efficiency and cutting operating costs by revitalizing existing infrastructure ● ENERGY STAR® Partner: Providing facility assessments and engineered solutions Governance: Governing Responsibility ● Committed to transparency, accountability and ethical conduct ● Decisions are made in the best interest of stockholders and stakeholders ● Clear policies and procedures to mitigate risks and safeguard assets ● Board oversight of sustainability policies and programs ● Code of Conduct and Ethics / Whistleblower policy

NASDAQ: LMB | 27 Non-GAAP Reconciliation Table Reconciliation of Adjusted EBITDA Margin* *Use of Non-GAAP Financial Measures In assessing the performance of our business, management utilizes a variety of financial and performance measures. The key measure is Adjusted EBITDA. Adjusted EBITDA is a non-GAAP financial measure. We define Adjusted EBITDA as net income plus depreciation and amortization expense, interest expense (net), and taxes, as further adjusted to eliminate the impact of, when applicable, other non-cash items or expenses that are unusual or non-recurring or that we believe do not reflect our core operating results. We believe that Adjusted EBITDA is meaningful to our investors to enhance their understanding of our financial performance for the current period and our ability to generate cash flows from operations that are available for taxes, capital expenditures and debt service. We understand that Adjusted EBITDA is frequently used by securities analysts, investors and other interested parties as a measure of financial performance and to compare our performance with the performance of other companies that report Adjusted EBITDA. Our calculation of Adjusted EBITDA, however, may not be comparable to similarly titled measures reported by other companies. When assessing our operating performance, investors and others should not consider this data in isolation or as a substitute for net income (loss) calculated in accordance with GAAP. Further, the results presented by Adjusted EBITDA cannot be achieved without incurring the costs that the measure excludes. Fiscal Year ended December 31, Three Months Ended September 30, Nine Months Ended September 30, (in thousands) 2019 2020 2021 2022 2023 2024 2023 2024 2023 Revenue: $ 553,334 $ 568,209 $ 490,351 $ 496,782 $ 516,350 $ 133,920 $ 127,768 $ 375,131 $ 373,659 Net income (loss) ($ 1,775) $ 5,807 $ 6,714 $ 6,799 $ 20,754 $ 7,484 $7,192 $ 21,033 $15,505 Adjustments: Depreciation and amortization 6,286 6,171 5,948 8,158 8,244 2,741 1,892 8,261 5,751 Interest expense 6,285 8,627 2,568 2,144 2,046 468 437 1,375 1,615 Interest income — — — — (1,217) (626) (377) (1,734) (624) Non-cash stock-based compensation expense 1,766 1,068 2,601 2,742 4,910 1,603 1,140 4,323 3,374 Loss on early debt extinguishment 513 — 1,961 — 311 — — — 311 Impairment of goodwill 4,359 — — — — — — — — Change in fair value of warrant liability (588) 1,634 (14) — — — — — — Change in fair value of interest rate swap — — — (310) 124 267 (116) 130 (153) Severance expense — 622 — — — — — — — Loss on early termination of operating lease — — — 849 — — — — — CEO Transition costs — — — — 958 — — — 958 CFO Transition costs 576 — — — — — — — — Gain on embedded derivative (388) — — — — — — — — Restructuring costs — — — 6,016 1,770 565 317 827 1,089 Change in fair value of contingent consideration — — — 2,285 729 610 161 2,344 464 Income tax provision (benefit) (282) 1,182 2,763 2,809 7,346 3,394 2,760 5,462 5,407 Acquisition and other transaction costs — — 735 273 826 826 225 877 524 Adjusted EBITDA $ 16,752 $ 25,111 $ 23,276 $ 31,765 $ 46,801 $ 17,332 $ 13,631 $ 42,898 $ 34,221 Adjusted EBITDA Margin 3.0% 4.4% 4.7% 6.4% 9.1% 12.9% 10.7% 11.4% 9.2%

NASDAQ: LMB | 28 Non-GAAP Reconciliation Table Reconciliation of Free Cash Flow* 1. Represents non-cash activity associated with depreciation and amortization, provision for credit losses / doubtful accounts, stock-based compensation expense, operating lease expense, amortization of debt issuance costs, deferred income tax provision, gain or loss on sale of property and equipment, loss on early termination of operating lease, loss on early debt modification, changes in fair value of contingent consideration, change in fair value of warrant liability, impairment of goodwill, and changes in the fair value of the Company’s interest rate swap. 2. Excludes $38K and $3,602K of rental equipment purchases made during the three and nine months ended September 30, 2024, respectively. *Use of Non-GAAP Financial Measures In assessing the performance of our business, management utilizes a variety of financial and performance measures. The key measure is Adjusted EBITDA. Adjusted EBITDA is a non-GAAP financial measure. We define Adjusted EBITDA as net income plus depreciation and amortization expense, interest expense (net), and taxes, as further adjusted to eliminate the impact of, when applicable, other non-cash items or expenses that are unusual or non-recurring or that we believe do not reflect our core operating results. We believe that Adjusted EBITDA is meaningful to our investors to enhance their understanding of our financial performance for the current period and our ability to generate cash flows from operations that are available for taxes, capital expenditures and debt service. We understand that Adjusted EBITDA is frequently used by securities analysts, investors and other interested parties as a measure of financial performance and to compare our performance with the performance of other companies that report Adjusted EBITDA. Our calculation of Adjusted EBITDA, however, may not be comparable to similarly titled measures reported by other companies. When assessing our operating performance, investors and others should not consider this data in isolation or as a substitute for net income (loss) calculated in accordance with GAAP. Further, the results presented by Adjusted EBITDA cannot be achieved without incurring the costs that the measure excludes. Fiscal Year ended December 31, Three Months Ended September 30, Nine Months Ended September 30, (in thousands) 2019 2020 2021 2022 2023 2024 2023 2024 2023 Adjusted EBITDA: $ 16,752 $ 25,111 $ 23,276 $ 31,765 $ 46,801 $ 17,332 $ 13,631 $ 42,898 $ 34,221 Free Cash Flow: Net Income (loss) ($ 1,775) $ 5,807 $ 6,714 $ 6,799 $ 20,754 $ 7,484 $7,192 $ 21,033 $ 15,505 Non-cash operating activities(1) 16,568 13,767 16,997 17,634 18,222 5,873 4,220 17,246 12,816 Less: Purchases of property and equipment(2) (2,663) (1,483) (791) (993) (2,266) (313) (221) (2,585) (1,720) Free Cash Flow $ 12,130 $ 18,091 $ 22,920 $ 23,440 $ 36,710 $ 13,044 $ 11,191 $ 35,694 $26,601 Free Cash Flow Conversion % 72.4% 72.0% 98.5% 73.8% 78.4% 75.3% 82.1% 83.2% 77.7%

Contact Us INVESTOR RELATIONS Julie Kegley Financial Profiles jkegley@finprofiles.com 310.622.8246 @Limbach @Limbach @Limbach @LimbachFacilityServices@Limbachinc